Exhibit (n)

AMENDED AND RESTATED

MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS

Dated August 6, 2007

     WHEREAS, each trust (each a “Trust”) listed on Schedule A engages in business as an open-end investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

     WHEREAS, the Trustees (hereafter the “Trustees”) of each Trust have established two or more classes of shares of each series of the Trust listed on Schedule B hereto (each a “Fund”), such classes having been designated Class A, Class B, Class C, Class I, Advisers Class, Class R or Class S (the “Classes”);

     WHEREAS, each Fund is established in accordance with Section 18(f)(2) of the Act, its shares are registered on Form N-1A under the Securities Act of 1933, and it is entitled to have a multiple class plan adopted on its behalf by the Trust pursuant to Rule 18f-3 under the Act;

     WHEREAS, the Trustees of the Trust desire to replace the currently effective multiple class plan dated February 9, 2004 by amending and restating herein the separate arrangements, expense allocations, and any related conversion features or exchange privileges of the Classes; and

     WHEREAS, the Trustees of the Trust (including a majority of those Trustees who are not interested persons of the Trust) have determined that adoption of this Multiple Class Plan, including the expense allocations set forth herein, is in the best interests of each Class individually and each Fund as a whole.

     NOW, THEREFORE, each Trust hereby adopts this Multiple Class Plan (the “Plan”) on behalf of each Fund in accordance with Rule 18f-3 under the Act (the “Rule”).

I. MULTIPLE CLASS STRUCTURE

     Each of the Funds may continuously offer the classes of shares indicated by the Fund’s name on Schedule B.

     Shares of each class of a Fund shall represent an equal pro rata interest in such Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each Class shall have a different designation; (b) each Class shall bear any expenses attributable to a particular Class as described provided in the Rule; and (c) each Class hall have exclusive voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class.

     Income, realized and unrealized capital gains and losses, and expenses of a Fund not allocated to a particular Class pursuant to the Rule shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

A. Sales Charge Structure

     1. Class A Shares. Class A shares are offered at net asset value plus a front-end sales charge. The front-end sales charge shall be in such amount as disclosed in the Fund’s current prospectus or supplements thereto and shall be subject to reductions for larger purchases and such waivers or reductions as are disclosed in the Fund’s current prospectus or supplements thereto. Class A shares also are subject to a contingent deferred sales charge (“CDSC”) on certain redemptions as described in the Fund’s current prospectus or supplements thereto.

     2. Class B Shares. Class B shares are offered at net asset value without the imposition of a front-end sales charge. A CDSC in such amount as described in the Fund’s current prospectus or supplements shall be imposed on Class B shares, subject to such waivers or reductions as are disclosed in the Fund’s current prospectus or supplements thereto.

     3. Class C Shares. Class C shares are offered at net asset value without the imposition of a front-end sales charge. A CDSC in such amount as described in the Fund’s current prospectus or supplements shall be imposed on Class C shares, subject to such waivers or reductions as are disclosed in the Fund’s current prospectus or supplements thereto.

     4. Class I Shares. Class I shares are offered to certain investors, as indicated in the Fund’s current prospectus or supplements thereto, at net asset value without the imposition of a front-end sales charge. A minimum initial investment for Class I shares is imposed as described in the Fund’s current prospectus or supplements thereto.

     5. Advisers Class Shares. Advisers Class shares are offered to certain investors, as indicated in the Fund’s current prospectus or supplements thereto, at net asset value without the imposition of a front-end sales charge.

     6. Class R Shares. Class R shares are offered to certain investors as indicated in the Fund’s current prospectus or supplements thereto, at net asset value without the imposition of a front-end sales charge.

     7. Class S Shares. Class S shares may be offered to certain investors at net asset value without the imposition of a front-end sales charge. A CDSC in such amount as described in the Fund’s current prospectus or supplements may be imposed on Class S shares, subject to such waivers or reductions as are disclosed in the Fund’s current prospectus or supplements thereto.

B. Distribution and Service Plans

     Each Fund has adopted a 12b-1 and/or service plan for each Class of shares (other than Class I shares) with the terms contained in Schedule C, attached hereto.

C. Exchange Privileges and Conversion Features

     1. Class B shares of each series of Eaton Vance Investment Trust and Eaton Vance Low Duration Fund held for the longer of (i) four years or (ii) the time at which the CDSC applicable to such shares expires will automatically convert to such Class A shares of such series. Such conversion will occur during the month following the expiration of the holding period. Such conversion shall be effected on the basis of the relative net asset values per share of the two Classes without the imposition of any sales load, fee or other charge. For purposes of this conversion, all distributions paid on such Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of such Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to such Class A shares. This portion will be determined by the ratio that such Class B shares being converted bear to the total of Class B shares (excluding shares acquired through reinvestment) in the account.

2

     2. Class B shares of each series of each Trust (other than series of Eaton Vance Investment Trust and Eaton Vance Low Duration Fund) (each a “Flip Class”) shall automatically convert to Class A shares of the same Fund on the eighth annual anniversary on which Flip Class shares were purchased. Such conversion will occur during the month following the expiration of the holding period. Such conversion shall be effected on the basis of the relative net asset values per share of the two Classes without the imposition of any sales load, fee or other charge. For purposes of this conversion, all distributions paid on such Flip Class shares which the shareholder elects to be reinvested in such shares will be considered to be held in a separate sub-account. Upon the conversion of such Flip Class shares not acquired through the reinvestment of distributions, a pro rata portion of such shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that such Flip Class shares being converted bear to the total of such shares (excluding shares acquired through reinvestment) in the account. This conversion feature shall be effective when disclosure describing the feature is included in the appropriate prospectus and statement of additional information.

     3. Shares of one Class of a Fund may be voluntarily converted to another Class of the same Fund that bears lower fixed expenses at the discretion of a shareholder if the conversion is at relative net asset values and is permitted by the disclosure documents of the Fund.

     4. Each Class of shares may be exchanged for shares of the same type of other funds in the Eaton Vance family of funds, which may change from time to time, subject to terms, conditions and limitations set forth in the relevant current prospectuses.

D. Waiver or Reimbursement of Expenses

     Expenses may be waived or reimbursed by a Fund’s adviser, by the principal underwriter or any other provider of services to the Funds without the prior approval of such Fund’s Board of Trustees.

II. BOARD REVIEW

     1. This Plan shall not take effect until after it has been approved by both a majority of Trustees and a majority of those Trustees who are not interested persons of the Trust.

     2. This Plan shall continue indefinitely, unless terminated or amended. All material amendments to this Plan shall be approved in the manner provided for Trustee approval of this Plan in Section II.1 above. Additional series of a Trust with Classes of shares may become subject to this Plan upon Trustee approval as provided for in Section II.1 above and amendment of the Schedules hereto.

III. MISCELLANOUS

     1. Limitation of Liabilities. The Board and the Shareholders of each Fund shall not be liable for any obligations of the respective Trust or any Fund under this Plan, and the principal underwriter or any other person, in asserting any rights or claims under this Plan, shall look only to the assets of the respective Trust or such Funds in settlement of such right or claim, and not to such Trustees or shareholders.

* * *

3

Schedule A AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS August 6, 2007

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	Eaton Vance Greater China Growth Fund
Eaton Vance Atlanta Capital Large-Cap Growth Fund	Eaton Vance Multi-Cap Growth Fund
Eaton Vance Atlanta Capital SMID-Cap Fund	Eaton Vance Worldwide Health Sciences Fund
Eaton Vance Global Growth Fund
Eaton Vance Investment Trust
Eaton Vance California Limited Maturity Municipals Fund	Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund	Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund	Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund	Eaton Vance Pennsylvania Limited Maturity Municipals Fund
Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund	Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund	Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund	Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund	Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund	Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund	Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund	Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund	Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund	Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund	Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund	Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund	Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund	Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund	Eaton Vance West Virginia Municipals Fund
Eaton Vance Municipals Trust II
Eaton Vance Florida Insured Municipals Fund	Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund	Eaton Vance Kansas Municipals Fund

A-1

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund	Eaton Vance Money Market Fund
Eaton Vance Cash Management Fund	Eaton Vance Strategic Income Fund
Eaton Vance Diversified Income Fund	Eaton Vance Structured Emerging Markets Fund
Eaton Vance Dividend Income Fund	Eaton Vance Tax Free Reserves
Eaton Vance Emerging Markets Income Fund	Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Equity Research Fund	Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Floating-Rate Advantage Fund	Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Floating-Rate Fund	Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Global Macro Fund	Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Government Obligations Fund	Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance High Income Fund	Eaton Vance Tax-Managed Small-Cap Growth Fund
Eaton Vance International Equity Fund	Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance International Income Fund	Eaton Vance Tax-Managed Value Fund
Eaton Vance Low Duration Fund
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston
Eaton Vance Tax-Managed Emerging Markets Fund
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	Eaton Vance Large-Cap Value Fund
Eaton Vance Capital & Income Strategies Fund	Eaton Vance Large-Cap Growth Fund
Eaton Vance Emerging Markets Fund	Eaton Vance Real Estate Fund
Eaton Vance Equity Allocation Fund	Eaton Vance Small-Cap Growth Fund
Eaton Vance Greater India Fund	Eaton Vance Small-Cap Value Fund
Eaton Vance Institutional Short Term Income Fund	Eaton Vance Special Equities Fund
Eaton Vance Institutional Short Term Treasury Fund	Eaton Vance Utilities Fund*
Eaton Vance Investment Grade Income Fund
* To be renamed Eaton Vance Dividend Builder Fund effective August 15, 2007.

A-2

Schedule B AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS August 6, 2007 (Classes of Shares)

	A	B C I			Advisers	R	S
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	☑	☑	☑	☑
Eaton Vance-Atlanta Capital Large-Cap Growth Fund	☑			☑
Eaton Vance-Atlanta Capital SMID-Cap Fund	☑			☑
Eaton Vance Global Growth Fund	☑	☑	☑	☑
Eaton Vance Greater China Growth Fund	☑	☑	☑	☑
Eaton Vance Multi-Cap Growth Fund	☑	☑	☑	☑
Eaton Vance Worldwide Health Sciences Fund	☑	☑	☑	☑		☑
Eaton Vance Investment Trust
Eaton Vance California Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Florida Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Massachusetts Limited Maturity Municipals	☑	☑	☑
Fund
Eaton Vance National Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance New Jersey Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance New York Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Ohio Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Pennsylvania Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund	☑	☑	☑
Eaton Vance Arizona Municipals Fund	☑	☑	☑
Eaton Vance Arkansas Municipals Fund	☑	☑	☑
Eaton Vance California Municipals Fund	☑	☑	☑
Eaton Vance Colorado Municipals Fund	☑	☑	☑
Eaton Vance Connecticut Municipals Fund	☑	☑	☑
Eaton Vance Florida Municipals Fund	☑	☑	☑
Eaton Vance Georgia Municipals Fund	☑	☑	☑
Eaton Vance Kentucky Municipals Fund	☑	☑	☑
Eaton Vance Louisiana Municipals Fund	☑	☑	☑
Eaton Vance Maryland Municipals Fund	☑	☑	☑
Eaton Vance Massachusetts Municipals Fund	☑	☑	☑	☑
Eaton Vance Michigan Municipals Fund	☑	☑	☑
Eaton Vance Minnesota Municipals Fund	☑	☑	☑
Eaton Vance Mississippi Municipals Fund	☑	☑	☑
Eaton Vance Missouri Municipals Fund	☑	☑	☑
Eaton Vance National Municipals Fund	☑	☑	☑	☑
Eaton Vance New Jersey Municipals Fund	☑	☑	☑
Eaton Vance New York Municipals Fund	☑	☑	☑
Eaton Vance North Carolina Municipals Fund	☑	☑	☑

B-1

	A	B C I Advisers				R	S
Eaton Vance Municipals Trust cont’d
Eaton Vance Ohio Municipals Fund	☑	☑	☑
Eaton Vance Oregon Municipals Fund	☑	☑	☑
Eaton Vance Pennsylvania Municipals Fund	☑	☑	☑
Eaton Vance Rhode Island Municipals Fund	☑	☑	☑
Eaton Vance South Carolina Municipals Fund	☑	☑	☑
Eaton Vance Tennessee Municipals Fund	☑	☑	☑
Eaton Vance Virginia Municipals Fund	☑	☑	☑
Eaton Vance West Virginia Municipals Fund	☑	☑	☑
Eaton Vance Municipals Trust II
Eaton Vance Florida Insured Municipals Fund	☑	☑	☑
Eaton Vance Hawaii Municipals Fund	☑	☑	☑
Eaton Vance High Yield Municipals Fund	☑	☑	☑	☑
Eaton Vance Kansas Municipals Fund	☑	☑	☑
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund	☑	☑	☑	☑
Eaton Vance Cash Management Fund
Eaton Vance Diversified Income Fund	☑	☑	☑
Eaton Vance Dividend Income Fund	☑		☑	☑		☑
Eaton Vance Emerging Markets Income Fund	☑		☑	☑
Eaton Vance Equity Research Fund	☑		☑	☑
Eaton Vance Floating-Rate Advantage Fund	☑	☑	☑	☑	☑
Eaton Vance Floating-Rate Fund	☑	☑	☑	☑	☑
Eaton Vance Floating-Rate & High Income Fund	☑	☑	☑	☑	☑
Eaton Vance Global Macro Fund	☑		☑	☑
Eaton Vance Government Obligations Fund	☑	☑	☑			☑
Eaton Vance High Income Fund	☑	☑	☑
Eaton Vance International Equity Fund	☑		☑	☑
Eaton Vance International Income Fund	☑		☑	☑
Eaton Vance Low Duration Fund	☑	☑	☑	☑
Eaton Vance Money Market Fund
Eaton Vance Strategic Income Fund	☑	☑	☑
Eaton Vance Structured Emerging Markets Fund	☑		☑	☑
Eaton Vance Tax Free Reserves
Eaton Vance Tax-Managed Dividend Income Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Equity Asset Allocation Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Growth Fund 1.1	☑	☑	☑	☑			☑
Eaton Vance Tax-Managed Growth Fund 1.2	☑	☑	☑	☑
Eaton Vance Tax-Managed International Equity Fund	☑	☑	☑
Eaton Vance Tax-Managed Mid-Cap Core Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Multi-Cap Growth Fund	☑	☑	☑
Eaton Vance Tax-Managed Small-Cap Growth Fund	☑	☑	☑
Eaton Vance Tax-Managed Small-Cap Value Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Value Fund	☑	☑	☑

B-2

	A B C I				Advisers	R	S
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	☑	☑	☑	☑		☑
Eaton Vance Tax-Managed Emerging Markets Fund				☑
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	☑	☑	☑	☑
Eaton Vance Capital & Income Strategies Fund	☑		☑	☑
Eaton Vance Emerging Markets Fund	☑	☑	☑	☑
Eaton Vance Equity Asset Allocation Fund	☑		☑	☑
Eaton Vance Greater India Fund	☑	☑	☑	☑
Eaton Vance Institutional Short Term Income Fund
Eaton Vance Institutional Short Term Treasury Fund
Eaton Vance Investment Grade Income Fund				☑
Eaton Vance Large-Cap Growth Fund	☑	☑	☑	☑
Eaton Vance Large-Cap Value Fund	☑	☑	☑	☑		☑
Eaton Vance Real Estate Fund				☑
Eaton Vance Small-Cap Growth Fund	☑	☑	☑
Eaton Vance Small-Cap Value Fund	☑	☑	☑	☑
Eaton Vance Special Equities Fund	☑	☑	☑	☑
Eaton Vance Utilities Fund*	☑	☑	☑	☑
*To be renamed Eaton Vance Dividend Builder Fund effective August 15, 2007.

B-3

Schedule C AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS August 6, 2007 (12b-1 Distribution and/or Service Fees) (as a % of average daily net assets)

	A	B	C	I	Advisers	R1	S
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	0.50	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance-Atlanta Capital Large-Cap Growth Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance-Atlanta Capital SMID-Cap Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Growth Fund	0.50	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Greater China Growth Fund	0.50	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Investment Trust (2)
Eaton Vance California Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Florida Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance New York Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Ohio Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Limited Maturity Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Municipals Trust (3)
Eaton Vance Alabama Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Arizona Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Arkansas Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance California Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Colorado Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Florida Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Kentucky Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Louisiana Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Michigan Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Minnesota Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

C-1

	A	B	C	I	Advisers	R1	S
Eaton Vance Municipals Trust cont’d (3)
Eaton Vance Mississippi Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance National Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance New York Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Rhode Island Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tennessee Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance West Virginia Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Municipals Trust II (3)
Eaton Vance Florida Insured Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Hawaii Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance High Yield Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Kansas Municipals Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Cash Management Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Diversified Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Dividend Income Fund	0.25	N/A	1.00	N/A	N/A	0.75	N/A
Eaton Vance Emerging Markets Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Equity Research Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.60	1.00	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
Eaton Vance Global Macro Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Government Obligations Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance High Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance International Equity Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance International Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Low Duration Fund	0.25	1.00	0.85	N/A	N/A	N/A	N/A
Eaton Vance Money Market Fund (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Strategic Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Structured Emerging Markets Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax Free Reserves	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Dividend Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	1.00	1.00	N/A	N/A	N/A	0.25 (5)
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed International Equity Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Mid-Cap Core Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
	A	B	C	I	Advisers	R1	S
Eaton Vance Mutual Funds Trust cont’d
Eaton Vance Tax-Managed Small-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

C-2

Eaton Vance Tax-Managed Small-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Capital & Income Strategies Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Fund	0.50	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Equity Asset Allocation Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Greater India Fund	0.50	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Institutional Short Term Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Institutional Short Term Treasury Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Investment Grade Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Real Estate Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Special Equities Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Utilities Fund (6)	0.25	1.00	1.00	N/A	N/A	N/A	N/A

(1)	Class R shares may make distribution fee payments of 0.50%. The Fund’s Board of Trustees has authorized distribution fees equal to 0.25%.

(2)	The Funds’ Board of Trustees has authorized payment of service fees for all share classes equal to 0.15%.

(3)	The Funds’ (except the Eaton Vance National, High Yield and California Municipal Funds) Board of Trustees has authorized payment of service fees for all share classes equal to 0.20%

(4)	Eaton Vance Money Market Fund shares may pay distribution fees of 0.75% and service fees of 0.25%. The Fund’s Board of Trustees has authorized service fees equal to 0.15%.

(5)	The Fund’s Board of Trustees has authorized the payment of service fees equal to 0.20%.

(6)	To be renamed Eaton Vance Dividend Builder Fund effective August 15, 2007.

C-3